Debt Investment Maturities (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013
Cost Basis
Due in one year or less	$ 26,386
Due after one year through five years	42,343
Due after five years through 10 years	3,293
Due after 10 years	2,010
Total	74,032
Estimated Fair Value
Due in one year or less	26,412
Due after one year through five years	42,400
Due after five years through 10 years	3,303
Due after 10 years	2,049
Total	$ 74,164